Execution Version AMENDMENT TO REGISTRATION RIGHTS AGREEMENT THIS AMENDMENT TO THE REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made effective as of October 13, 2025 (the “Effective Date”) by and among GoHealth, Inc., a Delaware corporation (the “Corporation”), and certain of the Subscribers (as defined below). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Registration Rights Agreement (the “Registration Rights Agreement”) by and among the Corporation and each Person listed on the signatures pages thereto (the “Subscribers”), dated August 27, 2025. WHEREAS, the Corporation and the Subscribers previously entered into the Registration Rights Agreement; WHEREAS, in accordance with Section 13(a) of the Registration Rights Agreement, the provisions of the Registration Rights Agreement may be amended, modified, terminated or waived with the prior written consent of the Corporation and the Holders of a majority of the Registrable Securities; and WHEREAS, the Corporation and the undersigned Subscribers desire to amend the Registration Rights Agreement as set forth in this Amendment. NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows: 1. Amendment. The definition of “Filing Date” in Section 1 of the Registration Rights Agreement is hereby amended and restated in its entirety as follows: “Filing Date” means November 17, 2025.” 2. Binding Effect. Except as amended hereby, the Registration Rights Agreement shall remain in full force and effect. To the extent of any conflict between this Amendment and the terms of the Registration Rights Agreement, this Amendment shall control. 3. Governing Law. This Amendment, and any related disputes, controversies, claims, and similar actions hereunder and thereunder, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. 4. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes and all of which when taken together shall constitute a single counterpart instrument. Executed signature pages to any counterpart instrument may be detached and affixed to a single counterpart, which single counterpart with multiple executed signature pages affixed thereto constitutes the original counterpart instrument. [Signature pages follow]

[Signature Page to Amendment to the Registration Rights Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first written above. GOHEALTH, INC. By: /s/ Vijay Kotte Name: Vijay Kotte Title: Chief Executive Officer

[Signature Page to Amendment to the Registration Rights Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Amendment to effective as of the date first written above. BLUE TORCH CREDIT OPPORTUNITIES FUND III LP By: /s/ Kevin Genda Name: Kevin Genda Title: Authorized Signatory

[Signature Page to Amendment to the Registration Rights Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Amendment to effective as of the date first written above. BLUE TORCH OFFSHORE CREDIT OPPORTUNITIES MASTER FUND III LP By: /s/ Kevin Genda Name: Kevin Genda Title: Authorized Signatory

[Signature Page to Amendment to the Registration Rights Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Amendment to effective as of the date first written above. BLUE TORCH CREDIT OPPORTUNITIES UNLEVERED FUND III LP By: /s/ Kevin Genda Name: Kevin Genda Title: Authorized Signatory

[Signature Page to Amendment to the Registration Rights Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Amendment to effective as of the date first written above. SUBSCRIBER: Redwood Master Fund LTD. By: Redwood Capital Management, LLC, its investment manager By: /s/ Ruben Kliksberg Name: Ruben Kliksberg Title: CEO SUBSCRIBER: Redwood Drawdown Master Fund III, L.P. By: Redwood Capital Management, LLC, its investment manager By: /s/ Ruben Kliksberg Name: Ruben Kliksberg Title: CEO SUBSCRIBER: Redwood Enhanced Income Corp. By: Redwood Capital Management, LLC, its adviser By: /s/ Sean Sauler Name: Sean Sauler Title: Deputy CEO

[Signature Page to Amendment to the Registration Rights Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Amendment to effective as of the date first written above. CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND By: /s/ Siddhya Mishra Name: Siddhya Mishra Title: Authorized Signatory

[Signature Page to Amendment to the Registration Rights Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Amendment to effective as of the date first written above. CITCO BANK CANADA REF PROSPECTOR OPPORTUNITIES FUND LP By: /s/ Steven Smiley Name: Steven Smiley Title: Authorized Signatory By: /s/ Nancy Sun Name: Nancy Sun Title: Authorized Signatory

[Signature Page to Amendment to the Registration Rights Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Amendment to effective as of the date first written above. CITCO BANK CANADA REF FRONTIER TIGER FUND SERIES 1 L.P. By: /s/ Steven Smiley Name: Steven Smiley Title: Authorized Signatory By: /s/ Nancy Sun Name: Nancy Sun Title: Authorized Signatory

[Signature Page to Amendment to the Registration Rights Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Amendment to effective as of the date first written above. CITCO BANK CANADA REF EMPIRE CREDIT CO- INVESTMENT FUND LLC By: /s/ Steven Smiley Name: Steven Smiley Title: Authorized Signatory By: /s/ Nancy Sun Name: Nancy Sun Title: Authorized Signatory

[Signature Page to Amendment to the Registration Rights Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Amendment to effective as of the date first written above. SUBSCRIBER PSP INVESTMENTS CREDIT USA LLC By: /s/ Fran Blair Name: Fran Blair Title: Authorized Signatory By: /s/ Charlotte E. Muellers Name: Charlotte E. Muellers Title: Authorized Signatory

[Signature Page to Amendment to the Registration Rights Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Amendment to effective as of the date first written above. GOLDMAN SACHS & CO. LLC By: /s/ Mazen Makarem Name: Mazen Makarem Title: Managing Director

[Signature Page to Amendment to the Registration Rights Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Amendment to effective as of the date first written above. MIDCAP FINANCIAL INVESTMENT CORPORATION By: /s/ Kristin Hester Name: Kristin Hester Title: Chief Legal Officer MIDCAP FUNDING XXVII TRUST By: Apollo Capital Management, L.P., its investment manager By: Apollo Capital Management GP, LLC, its general partner By: /s/ Maurice Amsellem Name: Maurice Amsellem Title: Authorized Signatory

[Signature Page to Amendment to the Registration Rights Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Amendment to effective as of the date first written above. ROYAL BANK OF CANADA By: /s/ Hao (Alan) Wen Name: Hao Alan Wen Title: Authorized Signatory

[Signature Page to Amendment to the Registration Rights Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Amendment to effective as of the date first written above. Barclays Converted Investments (no. 2) Limited By: /s/ Riccardo Preda Name: Riccardo Preda Title: Director

[Signature Page to Amendment to the Registration Rights Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Amendment to effective as of the date first written above. MORGAN STANLEY & CO. LLC By: /s/ Christopher Lee Name: Christopher Lee Title: Vice President